Richard Edwards Director Investor Relations Friday, January 19, 2007 Javits Center New York City, NY

Getting Back on Track Agenda for Today's meeting

Getting Back on Track Objectives for Today's meeting Give you a clear vision of our direction thru 2009 Give a brief update on ATVs Outline how we will grow the Company post KTM Introduce three new products which are important to our growth plan What We Will Do Today What We Won't Do Today Provide 2006 results Provide detailed 2007 guidance Discuss detailed 2007 financial assumptions Cover snowmobiles, PG&A, International, total Company costs, etc.

Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Litigation Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10- Q and form S-3 registration statements. Private Securities Litigation Reform Act of 1995 Polaris Industries Inc. Disclosure Litigation Statement

Tom Tiller Chief Executive Officer Friday, January 19, 2007 Javits Center New York City, NY

Getting Back on Track Third Quarter 2006 Earnings Announcement Disclosures Third Quarter 2006 Today's Update "Get ATVs more competitive" Reduce dealer inventory by mid year 2007 Improve cost position Accelerate retail On Track In 2007 enter two new segments Motorcycles - Luxury touring Utility Vehicles - Recreation segment Today's News In 2008 and beyond, accelerate growth in adjacent markets Military One TBA Brief Glimpse

Getting Back on Track Perspective 2006 2007 2008/2009 Overview Tough Year Disappointing Getting back on track Good years Major Themes ATV inventory No KTM deal Snowmobiles & ATVs declining Cost pressures Stock buyback ATV Inventory fixed Post KTM plan Operations more predictable Back to growth through innovation and new markets Margin expansion Results Sales and Earnings down Expect decent results but not spectacular Anticipate good to very good

The Goals . . . .

- $2.2B in sales by 2009
- $150MM in net income by 2009
- $4.25 earnings per share by 2009

POLARIS The Way Out.

1. Win in the Core

- Grow market share in snowmobiles and ATVs.
- Leverage PG & A and Financial Services to deliver superior total value.

2. Delivering Operational Excellence

- Industry-leading quality in every product line.
- > 5% productivity every year.
- A lean enterprise, driven by robust simple designs and a lean supply chain.

3. Growth - $500MM by 2009

- Victory – 5% share in cruiser and touring segments.
- *RANGER*™ – Dominate utility and recreation SxS market.
- International. Expand global presence by $50MM.
- Military.
- Enter at least one new adjacent market segment.

Supported By....

People and Culture

- Externally focused employee owners with a can-do drive to consistently deliver outstanding results.
- The best team in powersports.
- Passion to ride and win.

Technology

- Consistent, flawless introduction of compelling new products.
- Class-leading ride and handling.
- Control our destiny in powertrains.
- Class-leading information technology.

Brand

- Ever improving brand awareness and image through stronger, better, and bigger dealer network.
- Consistent advertising and brand support.

Awesome Products…Customer Focused…Results Driven

4

Getting Back on Track The "Chart" What's the Same What's Different Innovation/Product development Clear, measurable goals "Toyota-like" level of operational excellence More external focus Military becomes public Stated, public commitment to grow market share in ATV and Snowmobiles Adjacent market focus Trying to run the business more efficiently

Getting Back on Track The Numbers in Perspective 2009 Goals CHANGE FROM 2005 & 2006 3 YEAR CAGR $2.2 Billion in Sales $533 - $552 million or 32% - 33% more than 2006 guidance $330 million or 18% more than 2005 3 year CAGR = 10% $150 Million Net Income $36 - $38 million or 31% - 34% more than 2006 guidance $12 million or 9% more than 2005 3 year CAGR = 9% - 10% $4.25 Earnings per share $1.52 - $1.57 or 56% - 59% more than 2006 guidance $1.10 or 35% more than 2005 Remember the buyback helps a lot 3 year CAGR = 16% -17%

The Goals . . . . $2.2B in sales by 2009 $150MM in net income by 2009 $4.25 earnings per share by 2009 1. Win in the Core Grow market share in snowmobiles and ATVs. Leverage PG & A and Financial Services to deliver superior total value. People and Culture Externally focused employee owners with a can-do drive to consistently deliver outstanding results. The best team in powersports. Passion to ride and win. 2. Delivering Operational Excellence Industry-leading quality in every product line. > 5% productivity every year. A lean enterprise, driven by robust, simple designs and a lean supply chain. Technology Consistent, flawless introduction of compelling new products. Class-leading ride and handling. Control our destiny in powertrains. Class-leading information technology. 3. Growth - $500MM by 2009 Victory - 5% share in cruiser and touring segments. RANGER(tm) - Dominate utility and recreation SxS market. International. Expand global presence by $50MM. Military. Enter at least one new adjacent market segment. Brand Ever improving brand awareness and image through stronger, better, and bigger dealer network. Consistent advertising and brand support. Supported By.... Awesome Products...Customer Focused...Results Driven Today's meeting will concentrate on this side of the "Chart"

Worlds Toughest ATV 1-19-07 Bennett Morgan President & COO

Polaris ATV Division Overview A Top 3 Global Player in an $8B Market (includes Utility Vehicles) Polaris' Largest Business = Must Deliver & Win Polaris Has Best Product Line Up in World "Innovation" Leader in Industry Strong Long Term Plan = Vehicles and Markets Polaris Passion is our competitive advantage A History of Winning

North American "Core" ATV Business Summary Becoming More Competitive 2006 2007 Industry Down mid single digits, primarily in Entry Level Segments Anticipate Industry to be down at similar rates as in 2006 Polaris Reduced N.A. dealer inventory Slight Share Loss - Big 3 OEMs losing to smaller OEMs Continue to reduce dealer inventory further through first half of 2007 Balanced Supply/ Demand by 2nd half of 2007 Expect modest market share gain for the year Cost Structure Improving to protect market share and expand gross margins Ongoing cost control to become more competitive Product Recently launched successes: - X2, Hawkeye, Outlaw 525 More competitive product for model year 2008

$8+ Billion Global Vehicle Market Polaris is Strongest in Most Profitable Segments Top 3 Global Player #1 American Brand ATV/UV Global Industry Total Four Wheel Vehicle Market Growing NA Market Maturing Int'l & UV Market Growth

2007 ATV Plan Become More Competitive in 2007 Fix "Core" Retail Issues Strengthen World's Toughest ATV Brand More Competitive Product in Every Class Reduce Dealer Inventory Drive Costs Down To Fund Marketing

Fix "Core" Retail Issues More Competitive Marketing Strong Retail Promotions throughout Year The Best Product: MY08 = The Best Value & Ride Better Product & Value In Every Class (examples: Hawkeye; X2 (two-up) Best Sport ATV Line up Ever From Polaris (example: Outlaw 525) More Advertising For World's Toughest ATV

Best Features Included As Consumers Move Up Ladder Best Value As Consumers Move Down Ladder Every Product Is Toughest In Class & Great Ride 800cc 700cc 500cc 400cc 300cc More Value More Features Primary Consumer Purchase Drivers Fix "Core" Retail Issues More Competitive Product Lineup

The Future Looks Better For Polaris ATVs More Competitive MY08 Product Line Stronger Brand - World's Toughest ATV Reduce Dealer Inventory Shipments Start Growing Again ! Dealer Inventory at Acceptable Levels 2008 Shipments expected to be less than retail thru 1st half of 2007 2007

Drive Costs Down Become More Competitive in 2007 and Beyond Efficiency improvements in manufacturing Higher quality Lower warranty costs Increased purchasing from low cost countries Operating expense reductions Engineer costs out of products

We Expect to Win in 2007 2007: ATVs will be more competitive Strong promotions throughout year More advertising support More competitive product in every class Dealer inventory at acceptable levels Correction of inventory levels completed by mid year 2007 2007/2008 "Core" ATV Summary 2008: Expect to return to growth in ATVs Industry health expected to improve Polaris dealer inventories at normal operating levels New competitive products in dealerships in adequate quantities

Matt Homan General Manager - Utility Division

AGENDA The Market The Customers The Future 2

Side-By-Side Market Overview Ag, Multi-Acre Homeowners, Hunters - Key Targets 3 Key Targets Utility: Farmers, ranchers/multi-acre homeowners Commercial: Gov't, landscape/turf, golf courses Recreation: Historically hunting, changing quickly Usage Carry small and light items Personal transportation Hauling and dumping Recreation - Hunting, recreational riding emerging

Commercial Segment Utility Segment Recreation Segment Commercial 55000 150000 40000 Commercial/Industrial 20% of Market FLAT GROWTH Recreation Segment 15% of Market +45% GROWTH Utility Segment 65% of the Market +20% GROWTH Side-By-Side N.A. Market 2006 Utility Dominates Today. Recreation = Highest Growth 4

2002 2003 2004 2005 2006 SxS Market 104000 122000 166000 205000 245000 Side-By-Side Market Growth - North America Strong Growth Market 5 Yr CAGR = 19% $1.8 Billion Market 5

Side-By-Side Competitive Summary Strong Competition - More Expected to Enter #1 John Deere Brand & Distribution Polaris Dominant Premium Side-By-Side #2 Kawasaki Brand and Value Yamaha Recreation & Performance Kubota Distribution - "Tractor Like" #3 Club Car Distribution - Golf cart derivative Ez-Go Distribution - Golf cart derivative RANK MANUFACTURER STRATEGY 6

2002 2003 2004 2005 2006 RANGER 11046 17279 21247 26407 33947 RANGER (tm) Retail Performance Strong Retail Performance 5 Yr CAGR = 25% 7

RANGER (tm) Customer Profile Clear Customer Profile Male 46 Years Old vs. 40 Years Old for ATVs $80K Income vs. $64K Income for ATVs 52% 1st Time Side-By-Side Buyer Core Usage Groups for RANGER Hunting Farming Multi-Acre Homeowners 8

RANGER (tm) Customer Video 9

RANGER (tm) Positioning Hardest Working. Smoothest Riding. Hardest Working Most powerful Leading acceleration/speed Smoothest Riding Legendary Polaris IRS Leading suspension travel 10

Build A Dominant Side-By-Side Vehicle Business Aggressively Expand RANGER (tm) in Utility Segment Enter and Lead Emerging Segments #1 Quality Side-By-Side Vehicle Strongest Side-By-Side Dealer Network RANGER (tm) Strategy DOMINANT SIDE-BY-SIDE VEHICLES 11

2003 2004 2005 2006 SxS Market 3000 14000 25000 40000 Strong Growth Market 4 Yr CAGR = 91% 12 Zero to 15% of the Market in 4 Years RANGER (tm) Strategy - Capitalize On High Growth Recreation Segment

RANGER (tm) Strategy - Capitalize On High Growth Recreation Segment Introducing THE Dominant Recreation Side-By-Side! New Consumer Trends Recreation Usage vs. Utility Side-By-Side 2-Up Trail Riding ATV performance in SxS Vehicles Aftermarket leading trend 13

RANGER (tm) RZR Launch VIDEO 14

NEW! 2008 RANGER (tm) RZR (Limited Edition) 15

TRAIL CAPABLE: Only trail capable Side-By-Side @ 50" wide MOST RESPONSIVE: Most responsive w/ lowest center of gravity FASTEST: Fastest acceleration w/ highest top speed (55mph) UTILITY: All the utility you need w/ 300 lbs capacity RAZOR SHARP SxS PERFORMANCE NEW! 2008 RANGER (tm) RZR 16

Positioning Razor Sharp Side x Side Performance Target Customers Big Bore Trail Enthusiasts Hunters Sport Side-By-Side Buyers RAZOR SHARP SIDE-BY-SIDE PERFORMANCE NEW! 2008 RANGER (tm) RZR 17

INCREDIBLE SOLUTION FOR BIG BORE TRAIL ENTHUSIASTS 18

A Whole NEW Kind of RANGER (tm) for Hunters 19

GAME CHANGER FOR SPORT SxS BUYERS 20

Horsepower 30% More Weight 100 Lbs Less HP/Weight Ratio 44% Higher Top Speed +15 MPH (55MPH) Width 4.5" Narrower (50" vs. 54.5") Center of Patented Design - Gravity Sit 7" lower in Machine Ride/Handling 25% More Travel / Dual Anti-Sway Bars Clear Superiority RANGER (tm) RZR vs. Leading Competitor 21

Distinct Targets and Benefits RANGER (tm) vs. RANGER (tm) RZR 22

Broad Product Line Covering All Segments THE P0LARIS LINE-UP 23

2008 Limited Edition Model Limited Quantities in Late Q2 Full Production 2H 2007 $9,999 MSRP LATE Q2 - RAMPING UP IN 2ND HALF OF 2007 RANGER (tm) RZR TIMING 24

Work First Play Second Play First Work Second RANGER (tm) Brand Expands in 2007 2007 RANGER (tm) LINE-UP 25

RANGER (tm) Summary Strong, Growing Market RANGER Strongly Positioned Utility SxS RANGER RZR = Incremental Opportunity Future Growth Prospects Strong 26 RANGER (tm) Financial Momentum Accelerating

WELCOME

MARK BLACKWELL Vice President, Victory Motorcycles & Polaris International Operations

Victory Motorcycles Update State Of The Business State Of The Brand Entrance Into Luxury Touring What It Means To The Business

1. State Of The Business: Victory Launched In 1998. Been At It About Nine Years. First Years, Pretty Tough. Started To Feel Things Turning In 2002 - 2003. Last Few Years, Very Successful. Growing ~ 10X Industry Rate. Profitable $140 ~150 Million Business

1. State Of The Business: Introduction Of Victory Vegas Pivotal Point. Differentiated Product Was Key - New, Forward Looking Design. Clearly Different. THE NEW AMERICAN MOTORCYCLE Dramatic Improvement In Style, Comfort & Performance. Dramatic Improvement In Quality - Extremely High Customer Satisfaction.

1. State Of The Business: American Innovation - Respect The Past. Lead. Create The Future For American Motorcycles. American Motorcycles. American Motorcycles. American Motorcycles.

Who Buys Victory & Why? Men 35-54 HHI $80,000+ Already interested in cruiser Some College Enjoy working with their hands Patriotic Buy American Riders - 10+ years experience

Why Customers Buy Victory

What Riders Are Saying What Victory Owners Think 98% Satisfied 97% Likely to recommend Victory to a friend 94% Satisfied with their dealer 84% Definitely/probably will buy another Victory What Potential Buyers Think of Victory 76% American Made 74% Up and coming brand Victory 2005 Owners * Awareness Surveys

80%+ awareness of J.D. Power 90% among $75,000+ 87% say "credible source of quality info." 60% are "more likely to consider" brands recognized by J.D. Power J.D. Power & Associates Trusted Consumer Research Provider

Research Methodology Survey Of 6,916 Buyers Purchased Sept., 2005 - May, 2006 10 Major Brands Exhaustive Questioning All Aspects Of Ownership Experience Motorcycle Buyers Have Spoken The Results Speak For Themselves

Victory Performance Not A Surprise "Power Circle" Ratings - VICTORY 5 Power Circles ("Among The Best") Cost Of Ownership Product Experience Service Experience 4 Power Circles ("Better Than Most") Quality Sales Experience Consumers Will Learn What We've Known For Years

JD Power & Associates 2006 Motorcycle Competitive Information Study Go to www.jdpower.com Click on 'Autos' Click on 'Motorcycle Ratings' See For Yourself

2. State Of The Brand Growing Awareness > 75% Among People Interested In Cruisers & Touring Product Line Expansion Delivering On Brand Promise: The New American Motorcycle Key Brand Attributes Resonating Well: American, New, Modern Styling, High Quality, Great Performance & Handling, Very Satisfied Customers Need To Continue To Improve On Familiarity With Victory And The Number & Location Of Victory Dealers

MARKET POSITIONING New / Modern Old / Heritage Import Brand American Brand Note: The above logo's are register trademarks of the respective companies SUZUKI YAMAHA HONDA Kawasaki EXCELSIOR- HENDERSON Indian HARLEY- DAVIDSON BMW

From: To: From: To: From: To: Evolved The Brand

3. Entrance Into Luxury Touring Why Luxury Touring? Logical extension of strategy & business plan Large & fast growing segment High selling prices & margin opportunity Relatively few competitors Only one other American V-Twin player

Custom Cruiser Classic Cruiser Muscle Cruiser Extreme Custom Touring (Soft) Touring (Hard) Luxury Touring OPPORTUNITY

The Opportunity: 2006 Volume 3 Year CAGR Soft-bag Touring 43,000 -7 % Hard-bag Touring 61,000 +21 % Luxury Touring 64,000 +9 % Total 168,000 +7 % Average Selling Price $19,000 Retail Dollars $3 Billion + Apparel, Accessories, Etc.

TOURING: A GROWING SEGMENT An Aging Population

TOURING: A GROWING SEGMENT An Aging Population 10,000+ baby-boomers turning 50 each day

TOURING: A GROWING SEGMENT

EXTENSIVE RESEARCH 6+ yrs Market / Consumer Research Deep understanding of consumer dynamics Deep-Dive With American V-Twin Touring Riders Feedback on a wide range model sketches (Conservative-Radical) Studied what riders want in their next American Touring bike Time in garages and on the road with serious riders Product clinics with full-size models vs. competition Multiple competitive test-ride comparisons Over 28,000 miles, many with a passenger

EXTENSIVE RESEARCH

WHAT DID WE LEARN? What is most important to Touring riders: Style Comfort

OUR STRATEGY Where to compete? Heavyweight Cruisers & Touring How to win? Differentiated products

MARKET POSITIONING New / Modern Old / Heritage Import Brand American Brand HONDA BMW HARLEY- DAVIDSON

FOOT POSITION CRITICAL TO THIS RIDER Engine Blocks Foot Position

RELAXED VS. UPRIGHT RIDING POSITION

VICTORY POSITIONING STYLING COMFORT RETRO MODERN RELAXED UPRIGHT HARLEY- DAVIDSON HONDA BMW

STYLING: THE MOST CRITICAL DIMENSION

Styling Objectives: Further solidify our brand position & differentiation Occupy a unique space Modern & forward looking with unique design cues Victory DNA: long, low, smooth flowing lines. "Stretched out" Engine is "crown jewel in it's setting" The New American Luxury Touring Motorcycle

MASS APPEAL

DISTINCTIVE

Who Is The Buyer For These Models? Median Age: 50 $94,000 HH Income 95% Men, But..... 29 Years Riding Experience Many Semi/Retired Have Time, Money & Spirit Of Adventure Want To See The Country On Motorcycle Looking For Their Next Motorcycle > Touring Aspiring To Own American Want A Choice And/0r Something Different Style & Comfort Most Important Current Victory Owners, Returning Riders, Owners Of Other Brand Cruisers & Touring Bikes

2000 Market Exploration Begins 2001 Victory Vision Concept Bike VICTORY - LUXURY TOURING PROGRAM SCHEDULE

2001: VICTORY VISION CONCEPT UNVEILED

2000 Market Exploration Begins 2001 Victory Vision Concept Bike 2004 Green Light To Build VICTORY - LUXURY TOURING PROGRAM SCHEDULE

2004: GREEN LIGHT TO BUILD

2000 Market Exploration Begins 2001 Victory Vision Concept Bike 2004 Green Light To Build 2005 On-Road Development VICTORY - LUXURY TOURING PROGRAM SCHEDULE

2005: ON-ROAD DEVELOPMENT

2000 Market Research Begins 2001 Victory Vision Concept Bike 2004 Green Light Given To Build 2005 Development Models 2006 Final Validation / Production Prep. VICTORY - LUXURY TOURING PROGRAM SCHEDULE

2006: FINAL VALIDATION / PRODUCTION PREP.

Summer 2006 Announcement Concept Sketches Q1 2007 Public Unveiling Build Prospects Q2 Press Ride Complete Specs Q2-Q3 2007 Consumer Demo Rides Fall 2007 In Dealerships VICTORY - LUXURY TOURING LAUNCH

Two bikes. Two types of riders. Victory Vision(tm) Tour The Rider: Frequent long-distance trips Values traveling in style and comfort with every luxury touring amenity Tours primarily two-up The Rider: Occasional long-distance trips Values cruiser heritage (custom cool) with touring capability and comfort Tours primarily solo, but wants ability to take a passenger Victory Vision(tm) Street THE 2008

Preliminary Features Common To Both Models Unmistakably American - Victory Freedom(tm) V-Twin Engine Proven 6-speed transmission with true overdrive Smooth modern styling with relaxed feet-forward riding position Lowest seat height in its class - 26.5" Outstanding wind protection and airflow management in cool, wet or warm weather 6 gallon fuel capacity Ample storage and essential touring amenities for the long haul THE 2008

A Few Words From The Team...

4. What It Means To The Business Entering The "Other Half" Of The Available Market. Purely Incremental Volume. We Believe We Have A Winning Strategy. We Are Confident We Have "Best In Class" Products That Will Set New Standards For The Category.

Victory

Thank You

Tom Tiller Chief Executive Officer Friday, January 19, 2007 Javits Center New York City, NY

The Goals . . . .

- $2.2B in sales by 2009
- $150MM in net income by 2009
- $4.25 earnings per share by 2009

POLARIS The Way Out.

1. Win in the Core

- Grow market share in snowmobiles and ATVs.
- Leverage PG & A and Financial Services to deliver superior total value.

2. Delivering Operational Excellence

- Industry-leading quality in every product line.
- > 5% productivity every year.
- A lean enterprise, driven by robust, simple designs and a lean supply chain.

3. Growth - $500MM by 2009

- Victory – 5% share in cruiser and touring segments.
- *RANGER* – Dominate utility and recreation SxS market.
- International. Expand global presence by $50MM.
- **Military.**
- Enter at least one new adjacent market segment.

Supported By....

People and Culture

- Externally focused employee owners with a can-do drive to consistently deliver outstanding results.
- The best team in powersports.
- Passion to ride and win.

Technology

- Consistent, flawless introduction of compelling new products.
- Class-leading ride and handling.
- Control our destiny in powertrains.
- Class-leading information technology.

Brand

- Ever improving brand awareness and image through stronger, better, and bigger dealer network.
- Consistent advertising and brand support.

Awesome Products…Customer Focused…Results Driven

Mike Malone Vice President of Finance and CFO Friday, January 19, 2007 Javits Center New York City, NY

Getting Back on Track Initial Thoughts on 2007 Excited about the new products introduced today Expected to have a major impact on future results after initial start-up Shipments will be limited in 2007 for both Vision and RZR mostly in second half of 2007 We expect much bigger financial impacts for each in 2008 and 2009 Initial thoughts on sales growth for ATVs and Victory for full year 2007 (more specifics next week) Victory motorcycles - continued good growth - somewhere in the mid teens percent increase for 2007 over 2006 includes limited shipments of Vision in second half of 2007 Vision launch supported by incremental advertising investment ATVs - flat to up slightly for 2007 over 2006 2007 shipments of "core" ATVs expected to be lower than 2006 sales continue to work with dealers to reduce their inventory levels become more competitive through pricing, promotions and advertising 2007 RANGER sales expected to continue strong double digit percentage growth rate includes modest number of RZR's shipped mostly in second half of 2007 RZR is expected to cannibalize RANGER XP and Sportsman ATVs somewhat RZR launch supported by incremental advertising investment

Getting Back on Track Initial Thoughts on 2007 Additional items impacting 2007 (previously communicated) In December, 2006 we announced an agreement to sell the majority of our 25% investment in KTM in the first half of 2007 Proceeds from the sale will be approximately equal to the asset investment in KTM at September 30, 2006 We no longer will receive benefit from our percentage of KTM's income Proceeds generated in 2007 are expected to be used to either: Reduce the outstanding balance of the revolving loan facility; or Repurchase Polaris' shares once Goldman's accelerated share buyback transaction is completed Outstanding share count will be lower in 2007 Repurchased 3.55 million shares through the Goldman accelerated share buyback Borrowed $200 million with a 5 year term Positive net incremental benefit to 2007 EPS of approximately $0.11 per share Operating Cash flow is expected to improve in 2007 over 2006 Anticipate lower factory inventory in 2007 Earnings per share for 2007 expected to improve over 2006 More specific guidance will be given during the 2006 fourth quarter and full year conference call discussion next Thursday, January 25, 2007